Exhibit 99.1

Acquisition of Astro Machine August 9, 2022 Astro Nova

Safe Harbor Statement Information included in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include financial expectations relating to the Astro Machine acquisition. Forward-looking statements are not statements of historical fact, but rather reflect our current expectations concerning the acquisition of Astro Machine LLC. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning the benefits of the acquisition of Astro Machine LLC, including, but not limited to, incorporating any potential synergies between AstroNova and Astro Machine LLC, expanding our manufacturing capabilities, scaling the combined business and capitalizing on cross-selling opportunities, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, (a) the risk we are unable to integrate Astro Machine’s business and operations with and into AstroNova’s existing business, (b) general economic, financial, industry and business conditions; (c) the impact of the ongoing COVID-19 pandemic on us, our customers, our suppliers and the global economy; (d) competition in the specialty printer or data acquisition industries; (e) our ability to obtain adequate pricing for our products and control our cost structure; and (f) the other factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022 and subsequent filings AstroNova makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this presentation.

Astro Machine Overview • Leader in inkjet printing technology for mailing and labeling applications • Deep expertise in material handling and automation equipment • Established 1978 in Elk Grove Village, IL TTM mid-teens 34,000-sq ft. TTM revenue of operating engineering and ~$22 million* manufacturing margin* plant *12 months ended 6/30/22 *12 months ended 6/30/22

Transaction Summary • Aggregate purchase price of $17.1 million in cash • Funded with borrowings from an amended version of our existing senior bank debt facilities. • Transaction includes property and plant in Elk Grove Village, Illinois • Strong alignment with acquisition strategy • Management continuity and long-term transition assured

Transaction Meets our Acquisition Criteria • Extensive technology and engineering overlaps • Additive product lines Business Fit • Highly complementary market channels • High recurring revenue stream • Established leadership in niche market History of • Track record of consistent revenue and earnings growth Performance • Stable and growing relationships with market-leading customers • Extensive materials handling expertise beneficial to AstroNova Strong Technology • Expands our OEM business & Management • George Selak, president of Astro Machine, will run the business • Mid-single digits purchase price multiple Meets Financial • FY and TTM revenues greater than acquisition price Objectives • Expected to be accretive to EPS in the current fiscal year

Strategic Benefits

ADJACENT MARKET



Adds Adjacent Product Identification market

- *Leading market position*
- *~60% recurring revenue*
- *Complementary market channels*

VERTICALLY INTEGRATED



Highly vertically integrated OEM operation

- *Reduces reliance on overseas manufacturing*
- *Adds rapid prototype capability*

TECHNICAL EXPERTISE

Experienced, long tenured team

Strengthens technical expertise, especially material handling

EXPANDED CAPABILITIES



Expands digital label and direct to package markets

Adds products and distribution channels

AstroNova

Nasdaq: ALOT 6

Complementary Products Color Printers Monochrome Printers Media Handling

Extends our Track Record of Value-Generating Acquisitions Feb. 2017 Acquired TrojanLabel Feb. 2014 ApS, a European Acquired Miltope manufacturer of aerospace printer specialty printing Aug. 2022 product line systems Acquired Astro Machine Sep. 2017 Jun. 2015 Acquired exclusive rights to Acquired RITEC manufacturer, market and aerospace printer service Honeywell product line International PTA-45B narrow-format cockpit data printer